UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 8, 2021

TWC Tech Holdings II Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39499	85-2061861
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Four Embarcadero Center, Suite 2100 San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

(415) 780-9975
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	TWCTU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	TWCT	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	TWCTW	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement

The Business Combination Agreement

On April 8, 2021, TWC Tech Holdings II Corp., a Delaware corporation (“TWC”), Cellebrite DI Ltd., a company organized under the laws of the State of Israel (“Cellebrite”) and Cupcake Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Cellebrite (“Merger Sub”), entered into a Business Combination Agreement and Plan of Merger (the “Business Combination Agreement”), providing for, among other things, and subject to the terms and conditions therein, a business combination between TWC and Cellebrite (the “Business Combination”) pursuant to which, among other things, Merger Sub will merge with and into TWC at the Effective Time (as defined in the Business Combination Agreement), with TWC continuing as the surviving entity and as a wholly owned subsidiary of Cellebrite.

The Business Combination

The Business Combination Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur in order to effect the Business Combination:

(i) (a) immediately prior to the Effective Time, the outstanding preferred shares of Cellebrite will be converted into ordinary shares of Cellebrite (“Cellebrite Ordinary Shares” and each, a “Cellebrite Ordinary Share”), (b) immediately following such conversion, Cellebrite will effect a stock split (the “Stock Split”) pursuant to which each Cellebrite Ordinary Share will be converted into a number of Cellebrite Ordinary Shares equal to (A)(x) the equity value of Cellebrite (which will be based on an enterprise valuation of Cellebrite of $1,707,192,607.00 and certain adjustments thereto as set forth in the Business Combination Agreement), divided by (y) the number of Cellebrite Ordinary Shares (determined on a fully-diluted basis in the manner set forth in the Business Combination Agreement) issued and outstanding following such conversion of preferred shares of Cellebrite, divided by (B) $10.00 (which shall be equitably adjusted for stock splits, reverse stock splits, stock dividends, reorganizations, recapitalizations, reclassifications, combination, exchange of shares or other like change or transaction with respect to shares of Class A common stock of TWC occurring prior to the Effective Time) (the “Reference Price”), in each case as calculated pursuant to terms and methodologies set forth in the Business Combination Agreement (the transactions described in the foregoing clauses (a) and (b), the “Capital Restructuring”), (c) immediately prior to the Effective Time, each share of Class B common stock of TWC will be automatically converted into one (1) share of Class A common stock of TWC (a “TWC Share” and the holders thereof, “TWC Stockholders”), and (d) immediately prior to the Effective Time, the TWC shares and the TWC public warrants comprising each issued and outstanding TWC unit shall be automatically separated and the holder thereof shall be deemed to hold one (1) TWC Share and 1/3 of one TWC public warrant.

(ii) at the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), upon the terms and subject to the conditions thereof, and in accordance with the Delaware General Corporation Law, as amended or restated, Merger Sub will merge with and into TWC at the Effective Time (the “Merger”), the separate corporate existence of Merger Sub will cease and TWC will continue as the surviving corporation in the Merger and as a wholly owned subsidiary of Cellebrite;

(iii) at the Effective Time, as a result of the Merger, (a) each TWC Share will be converted into the right to receive: (x) an amount of cash equal to the greater of $0 and the quotient of (A)(x) $120,000,000 minus (y) the amount of TWC Stockholder redemptions, divided by (B) the number of TWC Shares outstanding as of immediately prior to the Effective Time but after the conversion described in sub-clause(i)(c) above (other than any treasury shares of TWC) (the “Per Share Cash Consideration”) and (y) a number of Cellebrite Ordinary Shares equal to the quotient of (A)(x) the Reference Price minus the (y) Per Share Cash Consideration, divided by the (B) Reference Price (the “Per Share Equity Consideration” and together with the Per Share Cash Consideration, the “Merger Consideration”), (b) each warrant of TWC will be converted into a warrant of Cellebrite (“Cellebrite Warrants” and each, a “Cellebrite Warrant”), exercisable for the amount of Merger Consideration that the holder thereof would have received if such warrant had been exercisable and exercised immediately prior to the Business Combination and (c) each option and restricted stock unit of Cellebrite will remain outstanding, subject to adjusted terms to reflect the effect of the Stock Split on Cellebrite Ordinary Shares; and

(iv)  following the Business Combination, holders of Cellebrite Ordinary Shares and vested restricted share units, in each case as of immediately prior to the Effective Time, will be eligible to receive additional Cellebrite Ordinary Shares post-Closing upon the achievement of certain trading price targets, or upon a Change of Control (as defined in the Business Combination Agreement) of Cellebrite, before the five (5) year anniversary of the Closing Date.

On the date of Closing and prior to the conversion of preferred shares of Cellebrite described above, an initial dividend of $21,300,000 will be declared by Cellebrite’s board of directors and paid to the holders of Cellebrite Ordinary Shares and holders of vested restricted stock units of Cellebrite. An additional dividend of $78,700,000 (or such lesser amount as approved by the Israeli district court) would also be payable at such time to the holders of Cellebrite Ordinary Shares and holders of vested restricted stock units if such additional dividend is approved by the Israeli district court.

The board of directors of TWC (the “TWC Board”) has unanimously (i) approved and declared advisable the Business Combination Agreement, the Business Combination and the other transactions contemplated thereby and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by the TWC Stockholders.

Conditions to the Closing

The Business Combination Agreement is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) obtaining required approvals of the Business Combination and related matters by the respective stockholders of TWC and Cellebrite, (ii) the effectiveness of the registration statement on Form F-4 filed by Cellebrite in connection with the Business Combination, (iii) receipt of approval for the listing on Nasdaq of Cellebrite Ordinary Shares and Cellebrite Warrants to be issued in connection with the Business Combination, (iv) that Cellebrite has at least $2,000,001 of net tangible assets upon the Closing (after giving effect to any TWC Stockholder redemptions), (v) that TWC has at least $5,000,001 of net tangible assets (after giving effect to any TWC Stockholder redemptions), (vi) the completion of the Capital Restructuring, (vii) the absence of a continuing Company Material Adverse Effect (as defined in the Business Combination Agreement), (viii) either (a) the issuance of a Transaction Tax Ruling (as defined in the Business Combination Agreement) reasonably satisfactory to TWC or, at Cellebrite’s sole and absolute discretion, the written undertaking of Cellebrite to indemnify TWC Stockholders and holders of TWC warrants from certain Israeli taxes incurred by such parties, (ix) the amount of cash and cash equivalents in TWC’s trust account (after giving effect to redemptions of TWC Shares and payment of TWC expenses), together with the aggregate amount actually received from the PIPE Investors (as defined below) pursuant to the PIPE Investment (as defined below), any backstop financing received by TWC prior to the Effective Time, and the amount of cash and cash equivalents held by TWC without restriction outside of its trust account and interest earned on cash held inside of its trust account (less indebtedness or other accrued payment obligations not constituting TWC expenses), equaling at least $300,000,000, (x) the accuracy of the each party’s representations and warranties, except generally as would not have a Company Material Adverse Effect or SPAC Material Adverse Effect (as applicable, and in each case as defined in the Business Combination Agreement) and in the case of certain fundamental representations, in all material respects, (xi) compliance with pre-closing covenants in all material respects, (xii) the absence of any legal restraints or injunctions enjoining or prohibiting the consummation of the Business Combination and (xiii) the receipt, expiration or termination of applicable government approvals and antitrust waiting periods.

Covenants

The Business Combination Agreement contains customary covenants by TWC, Merger Sub and Cellebrite, including, among others, providing for (i) the parties to conduct, as applicable, their respective businesses in the ordinary course and consistent with past practice through the Closing, (ii) the parties to not initiate any negotiations or enter into any agreements for certain alternative transactions, (iii) Cellebrite to prepare and deliver to TWC certain audited consolidated financial statements of Cellebrite, (iv) Cellebrite to prepare and file a registration statement on Form F-4 and take certain other actions for TWC to obtain the requisite approval of TWC stockholders of certain proposals regarding the Business Combination and (v) the parties to use reasonable best efforts to obtain necessary approvals from governmental agencies.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties by TWC and Cellebrite. The representations and warranties of the respective parties to the Business Combination Agreement generally will not survive the Closing.

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of TWC and Cellebrite, (ii) by Cellebrite, if certain approvals of the TWC Stockholders, to the extent required under the Business Combination Agreement, are not obtained as set forth therein or if there is a modification in recommendation by the TWC Board, (iii) by TWC, if certain approvals of the shareholders of Cellebrite, to the extent required under the Business Combination Agreement, are not obtained as set forth therein and (iv) by either TWC or Cellebrite in certain other circumstances set forth in the Business Combination Agreement, including (a) if any governmental authority shall have issued or otherwise entered a final, nonappealable governmental order making consummation of the Business Combination illegal or otherwise preventing or prohibiting consummation of the Business Combination, (b) in the event of certain uncured breaches by the other party that would render applicable closing conditions unable to be satisfied and (c) if the Closing has not occurred on or before the October 8, 2021.

The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Certain Related Agreements

Sponsor Support Agreement

Contemporaneously with the execution of the Business Combination Agreement, TWC, TWC Tech Holdings II, LLC (the “Sponsor”), Cellebrite and the persons set forth on Schedule I thereto (such Persons, together with the Sponsor, the “Sponsor Parties”) entered into a sponsor support agreement (the “Sponsor Support Agreement”), pursuant to which, among other things, (i) each Sponsor Party and each director of TWC agreed to vote in favor of, and to adopt and approve, the Business Combination Agreement and all other documents and transactions contemplated thereby, (ii) each Sponsor Party agreed to deliver a duly executed copy of the Investor Rights Agreement (as defined below) on the date of Closing, (iii) each Sponsor Party acknowledges the Lock-Up Restrictions set forth in the Amended Articles (as defined below) and acknowledges that such Lock-Up Restrictions shall be binding and enforceable against such Sponsor Party upon the Amended Articles coming into effect, (iv) each Sponsor Party agrees to waive and not exercise any rights to adjustment or other anti-dilution protections with respect to the rate at which shares of Class B common stock of TWC convert into TWC Shares under the terms of TWC’s certificate of incorporation, (v) each Sponsor Party agreed to forfeit certain of their TWC Shares immediately prior to the Effective Time, and (vi) each Sponsor Party agreed to subject certain of their shares of Cellebrite Ordinary Shares received in the Business Combination to certain vesting provisions following the Closing, based on the achievement of certain trading price targets or upon a Change of Control (as defined in the Business Combination Agreement) of Cellebrite between the Closing and the seven (7) year anniversary of Closing, in each case subject to the terms and conditions of the Sponsor Support Agreement.

The foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Cellebrite Shareholders Support Agreements

Contemporaneously with the execution of the Business Combination Agreement, TWC, Cellebrite and certain shareholders of Cellebrite entered into shareholder support agreements (the “Cellebrite Shareholders Support Agreements”), pursuant to which, among other things, such shareholders agreed to (i) vote in favor of, and to adopt and approve, the Business Combination Agreement and all other documents and transactions contemplated thereby, (ii) deliver a duly executed copy of the Investor Rights Agreement substantially simultaneously with the Effective Time and (iii) acknowledge the Lock-Up restrictions set forth in the Amended Articles (as defined below) and acknowledge that such Lock-Up restrictions shall be binding and enforceable against such shareholders upon the Amended Articles coming into effect.

The foregoing description of the Cellebrite Shareholders Support Agreements is qualified in its entirety by reference to the full text of the Form of Cellebrite Shareholders Support Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Share Purchase Agreement

Contemporaneously with the execution of the Business Combination Agreement, certain accredited investors (the “PIPE Investors”), entered into share purchase agreements (each, a “Share Purchase Agreement”) pursuant to which the PIPE Investors have committed to purchase 30,000,000 Cellebrite Ordinary Shares from certain Cellebrite shareholders at a purchase price of $10.00 per share and an aggregate purchase price of $300,000,000 (the “PIPE Investment”). The purchase of the Cellebrite Ordinary Shares is conditioned upon, and will be consummated concurrently with, the Closing.

The foregoing description of the Share Purchase Agreements is qualified in its entirety by reference to the full text of the Form of Share Purchase Agreement, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Redemption and Voting Agreement

Contemporaneously with the execution of the Business Combination Agreement, TWC and certain institutional investors entered into a redemption and voting agreement with respect to 4,750,000 TWC Shares (the “Redemption and Voting Agreement”), pursuant to which, among other things, such institutional investors have agreed to (i) elect to exercise redemption rights with respect to TWC Shares beneficially owned by them and (ii) vote to adopt and approve the Business Combination Agreement and all other documents and transactions contemplated thereby.

The foregoing description of the Redemption and Voting Agreement is qualified in its entirety by reference to the full text of the Form of Redemption and Voting Agreement, a copy of which is included as Exhibit 10.4 to this Current Report on Form 8-K, and incorporated herein by reference.

Investor Rights Agreement

The Business Combination Agreement contemplates that, at the Closing, certain TWC Stockholders who will receive Cellebrite Ordinary Shares and certain Cellebrite equityholders (collectively “Cellebrite Equityholders”) and Cellebrite will enter into an investor rights agreement (the “Investor Rights Agreement”), pursuant to which, among other things, Cellebrite will agree to file a registration statement within 30 days of the Effective Time to register for resale under the U.S. Securities Act of 1933, as amended (the “Securities Act”) (x) the Cellebrite Ordinary Shares and Cellebrite Warrants issued or issuable pursuant to the Business Combination Agreement (including the Cellebrite Ordinary Shares underlying the Cellebrite Warrants, any and all earned Price Adjustment Shares (as defined in the Business Combination Agreement), and the Cellebrite Ordinary Shares issued pursuant to the Share Purchase Agreement), (y) certain Cellebrite Ordinary Shares held by Cellebrite Equityholders which were subject to registration rights pursuant to other registration rights agreements in existence prior to the date hereof. The Investor Rights Agreement also permits underwritten takedowns and provides for customary “piggyback” registration rights. Cellebrite will agree to indemnify Sponsor and certain of Sponsor’s related persons from certain liabilities arising from the Business Combination Agreement, the transactions agreements relating to the Business Combination, and the transactions and filings contemplated thereby, subject to certain limitations set forth in the Investor Rights Agreement.

The foregoing description of the Investor Rights Agreement is qualified in its entirety by reference to the full text of the Form of Investor Rights Agreement, a copy of which is included as Exhibit 10.5 to this Current Report on Form 8-K, and incorporated herein by reference.

Amended Articles

The Business Combination Agreement contemplates that, at the Closing, Cellebrite will adopt the amended and restated articles of association in connection with the Business Combination (the “Amended Articles”), pursuant to which, among other things, (i) Cellebrite shareholders will be subject to certain restrictions on transfer (“Lock-Up Restrictions”) with respect to Cellebrite Ordinary Shares held by each such holder (subject to certain exceptions) for a period ending on the earlier of (x) the date that is 180 days after the date of Closing, (y) with respect to a specified portion of the shares subject to restriction, the trading price of Cellebrite Ordinary Shares achieving the target set forth in the Amended Articles and (z) the consummation of a bona fide liquidation, merger, stock exchange, reorganization, tender offer, change of control or other similar transaction which results in all of Cellebrite’s shareholders having the right to exchange their Cellebrite Ordinary Shares for cash, securities or other property subsequent, so long as Cellebrite’s shareholders as of immediately prior to such transaction hold less than 50% of the equity interests of the acquiror, successor entity or surviving entity (as applicable) and (ii) Sponsor, IGP Saferworld, Limited Partnership, and SUN CORPORATION will have certain director nomination rights.

The foregoing description of the Amended Articles is qualified in its entirety by reference to the full text of the Amended Articles, a copy of which is included as Exhibit 10.6 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On April 8, 2021, TWC and Cellebrite issued a joint press release announcing the execution of the Business Combination Agreement and announcing that Cellebrite will post a pre-recorded video to its website that discusses the transaction and reviews an investor presentation (the “Investor Presentation”). A copy of the press release, which includes information regarding the Investor Presentation, is attached included as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Included as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference is the form of Investor Presentation to be used by TWC in presentations for stockholders of TWC and shareholders of Cellebrite and other persons. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information

In connection with the proposed Business Combination between Cellebrite and TWC, Cellebrite intends to file a registration statement on Form F-4 that will include a preliminary proxy statement/prospectus to be distributed to stockholders of TWC in connection with TWC’s solicitation of proxies for the vote by its stockholders with respect to the proposed Business Combination. After the registration statement has been filed and declared effective by the SEC, TWC will mail a definitive proxy statement/prospectus to its stockholders as of the record date established for voting on the proposed Business Combination and the other proposals regarding the proposed Business Combination set forth in the proxy statement/prospectus. Cellebrite or TWC may also file other documents with the SEC regarding the proposed Business Combination. Before making any investment or voting decision, stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and any amendments thereto, and the definitive proxy statement/prospectus in connection with TWC’s solicitation of proxies for the special meeting to be held to approve the transactions contemplated by the proposed Business Combination because these materials will contain important information about Cellebrite, TWC and the proposed transaction. Stockholders will also be able to obtain a copy of the preliminary proxy statement/prospectus and the definitive proxy statement/prospectus once they are available, without charge, at the SEC’s website at www.sec.gov, or at Cellebrite’s website at www.cellebrite.com, or by directing a request to: TWC Tech Holdings II Corp., Four Embarcadero Center, Suite 2100, San Francisco, CA 94111.

Participants in the Solicitation

Cellebrite and TWC and their respective directors and officers may be deemed participants in the solicitation of proxies of TWC Stockholders in connection with the proposed Business Combination. TWC Stockholders, Cellebrite’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Cellebrite and TWC at Cellebrite’s website at www.cellebrite.com, or in TWC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, respectively.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to TWC Stockholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus for the transaction when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement/prospectus filed with the SEC in connection with the proposed Business Combination.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement/prospectus or solicitation or a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange, the securities of Cellebrite, TWC or the combined company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “could,” “continue,” “expect,” “estimate,” “may,” “plan,” “outlook,” “future” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements may include estimated financial information. Any such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of TWC, Cellebrite or the combined company after completion of the proposed Business Combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement and the proposed Business Combination contemplated thereby; (2) the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure to obtain approval of the stockholders of TWC or other conditions to closing in the Business Combination Agreement; (3) the ability to meet Nasdaq’s listing standards following the consummation of the transactions contemplated by the Business Combination Agreement; (4) the risk that the proposed transaction disrupts current plans and operations of Cellebrite as a result of the announcement and consummation of the transactions described herein; (5) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs related to the proposed Business Combination; (7) changes in applicable laws or regulations; (8) the possibility that Cellebrite may be adversely affected by other economic, business, and/or competitive factors; and (9) other risks and uncertainties indicated from time to time in other documents filed or to be filed with the SEC by TWC. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. TWC and Cellebrite undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Non-GAAP Financial Measure and Related Information

Certain of the exhibits to this Current Report on Form 8-K may reference EBITDA and EBITDA margin, which are financial measures that are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures do not have a standardized meaning, and the definition of EBITDA used by Cellebrite may be different from other, similarly named non-GAAP measures used by others. In addition, such financial information is unaudited and does not conform to SEC Regulation S-X and as a result such information may be presented differently in future filings by Cellebrite with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

2.1	Business Combination Agreement, dated as of April 8, 2021.

10.1	Sponsor Support Agreement, dated as of April 8, 2021.

10.2	Form of Cellebrite Shareholders Support Agreement.

10.3	Form of Share Purchase Agreement.

10.4	Form of Redemption and Voting Agreement.

10.5	Form of Investor Rights Agreement.

10.6	Form of Amended Articles.

99.1	Press Release, dated as of April 8, 2021.

99.2	Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 8, 2021

TWC Tech Holdings II Corp.

By:	/s/ Adam H. Clammer
	Name:	Adam H. Clammer
	Title:	Chief Executive Officer